Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
     In connection with this Quarterly Report of Blue Dolphin Energy Company (the “Company”) on Form 10-Q for the period ended March 31, 2008 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, T. Scott Howard, Accounting Manager, Assistant Treasurer and Assistant Secretary (Principal Accounting and Financial Officer) of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ T. SCOTT HOWARD
T. SCOTT HOWARD
Accounting Manager, Assistant Treasurer and Assistant Secretary (Principal Accounting and Financial Officer)

Date: May 14, 2008